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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 August 17, 1999
                                 Date of Report
                        (Date of earliest event reported)



                              BARGO ENERGY COMPANY
        (Exact name of small business issuer as specified in its charter)

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

          Texas                                      0-8609                         87-0239185
 (State or other jurisdiction of             (Commission file number)           (I.R.S. Employer
 incorporation or organization)                                                 Identification No.)
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                            700 Louisiana, Suite 3700
                              Houston, Texas 77002
          (Address of principal executive offices, including zip code)


                                  (713) 236-9792
                (Issuer's telephone number, including area code)


                          Future Petroleum Corporation
                     2351 West Northwest Highway, Suite 2130
                               Dallas, Texas 75220
                        (Former name and former address,
                          if changed since last report)



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
ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANTS

         Not applicable

ITEM 5.  OTHER EVENTS

         Bargo Energy Company made the Press Release attached hereto as Exhibit 99A.

ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS

         Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)      Financial Statements of Business Acquired.

         Not applicable to this filing.

(b)      Pro forma Financial Information.

         Not applicable to this filing.

(c)      Exhibits

         99A.  Copy of the Company's Press Release dated August 17, 1999

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Bargo Energy Company
                                         (Registrant)



                                             /s/ TIM J. GOFF
                                             -----------------------------------
Dated: August 24, 1999                   By: Tim J. Goff, President





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                                  EXHIBIT INDEX
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
   Exhibit
   Number                 Title of Document
     99A        Copy of the Company's Press Release dated August 17, 1999

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